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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                               Cotelligent, Inc.
                        -------------------------------
            (Exact name of registrant as specified in its charter)



                                 June 17, 1999
                           -------------------------
               Date of Report (Date of earliest event reported)

        Delaware                 0-25372          94-3173918
----------------------------   -----------    ------------------
  (State or other juris-       (Commission    (I.R.S. Employer
diction of incorporation)      File Number)   Identification No.)


       101 California Street - Suite 2050 San Francisco, CA        94111
    ----------------------------------------------------------------------
          (Address of principal executive offices)              (Zip Code)



                                (415) 439-6400
                        -------------------------------
              (Registrant's telephone number, including area code)
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Item 5.   Other Events.

               On June 17, 1999, Cotelligent, Inc. announced earnings expectations for the three months ending June 30, 1999.

          A copy of the press release is attached as an Exhibit to this Current Report on Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits.

          Exhibit No.               Exhibit
          -----------               -------

            99                   Press Release



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                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    COTELLIGENT, INC.
                                    (Registrant)



Dated: June 25, 1999               By: /s/ James R. Lavelle
                                      ________________________________
                                         James R. Lavelle
                                         Chairman and
                                         Chief Executive Officer

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                                    EXHIBIT INDEX


Exhibit No.                             Description                        Page
-----------                             -------------                      ----

   99 Press Release announcing earnings expectations for the three months ending June 30, 1999.



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